UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2016

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2016, Liberty Interactive Corporation (the “Company”) announced the following management changes effective as of October 1, 2016.  A copy of the press release announcing these changes is attached hereto as Exhibit 99.1.

Christopher W. Shean has been appointed Senior Advisor and will continue to oversee certain of the Company’s significant investments.  Mr. Shean will also continue to serve as the Company’s designee to the boards of Expedia, Inc. and FTD Companies, Inc. and is expected to serve as the President and Chief Executive Officer of Liberty Expedia Holdings, Inc. when the previously announced split-off occurs.  Mr. Shean has been Chief Financial Officer since 2011 and has held other senior executive positions with the Company and its predecessors since 2000.  In connection with assuming his new role, Mr. Shean will no longer serve as Chief Financial Officer of the Company.

Mark D. Carleton has been appointed to the role of Chief Financial Officer of the Company and will oversee all accounting and treasury functions at the Company.  Mr. Carleton, age 56, has served as Chief Development Officer of each of the Company, Liberty Media Corporation (“Liberty Media”), Liberty TripAdvisor Holdings, Inc. and Liberty Broadband Corporation (“Liberty Broadband”) since January 2016. Prior to that time, he served as a Senior Vice President of the Company from November 2014 to December 2015, Liberty Media from January 2013 to December 2015 and Liberty Broadband from October 2014 to December 2015, and as a Senior Vice President of predecessors of Liberty Media from December 2003 to January 2013. Prior to that time, Mr. Carleton served as a partner at KPMG LLP, where he had overall responsibility for the communications sector and served on KPMG’s board of directors.  In connection with assuming his new role, Mr. Carleton will no longer serve as Chief Development Officer of the Company.

Albert E. Rosenthaler has been appointed Chief Corporate Development Officer of the Company. As Chief Corporate Development Officer, Mr. Rosenthaler will be responsible for identifying and pursuing investment and other opportunities and will assist in setting strategic direction to maximize stockholder value.  Mr. Rosenthaler will also oversee the Company’s senior tax officer who will have day-to-day responsibility for aspects of the Company’s tax strategies and compliance.  Mr. Rosenthaler most recently served as Chief Tax Officer of the Company and has served as top tax officer for the Company and its predecessors since 2002.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release, dated September 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2016

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
	Name:	Wade Haufschild
	Title:	Vice President

EXHIBIT INDEX

9
Exhibit No.	Name

99.1	Press Release, dated September 1, 2016